UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2020

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 North Broadway, Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code): (314) 932-6160

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, Foresight Energy LP and its debtor affiliates (collectively, “Foresight” or the “Company”) filed voluntary petitions for relief under Title 11 of the United States Code (the “Cases”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”).  The Cases have been administered by the Bankruptcy Court under the caption In re Foresight Energy LP, et al., Case No. Case No. 20-41308-659.

On April 9, 2020, Foresight filed its chapter 11 plan of reorganization (as amended, modified, or supplemented from time to time, the “Plan”).  On June 24, 2020, the Bankruptcy Court entered an order, Docket No. 593 (the “Confirmation Order”) confirming the Plan.

On June 30, 2020, all applicable conditions set forth in the Plan were satisfied or waived and the effective date (the “Effective Date”) of the Plan occurred.

Holders of Foresight Energy LP’s common and subordinated units received no recovery under the Plan and as a result, all existing common and subordinated units were extinguished without consideration in accordance with the terms of the Plan.  In connection with the Effective Date, Foresight Energy LP, Foresight Energy GP LLC, and Foresight Energy LLC (collectively, the “Dissolving Entities”) will be dissolved.  All of Foresight’s assets (including the assets of the Dissolving Entities but excluding the Dissolving Entities themselves) were transferred to Foresight Energy Operating LLC, a newly formed Delaware limited liability company that is wholly-owned by Foresight Energy Resources LLC, a Delaware limited liability company.  Foresight Energy Resources LLC is the new parent company for Foresight’s non-dissolving entities and go-forward business.  Equity interests in Foresight Energy Resources LLC are the New Common Equity, as defined in, and distributed pursuant to, the Plan.

In connection with its emergence from bankruptcy, the Company will file a Form 15 with the Securities and Exchange Commission soon after the filing of this Current Report, pursuant to which the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be suspended immediately.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Pursuant to certain confidentiality agreements the Company has entered into with certain creditors (the “Confidentiality Agreement Parties”), the Company agreed to publicly disclose certain information previously provided to the Confidentiality Agreement Parties on a confidential basis (the “Cleansing Materials”). A copy of the Cleansing Materials is attached as Exhibit 99.1 to this Form 8-K. The description in this Form 8-K of the Cleansing Materials does not purport to be complete and is qualified in its entirety by reference to the complete text of the Cleansing Materials.

The information in this Item 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Statements contained in this current report that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions.  These forward-

looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” “target,” “goal,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, including under the heading “Risk Factors” in Item 1A.  In addition, our actual results could be affected by the risks and uncertainties relating to the Plan, including but not limited to, (i)  the ability of the Company and its subsidiaries to achieve the expected benefits of the transactions contemplated by the Plan, (ii) the effects of the Company’s bankruptcy on the Company and on the interests of various constituents, (iii) the Company’s ability to maintain customer and/or vendor relationships that are essential to the Company’s operations, and (iv) the Company’s ability to retain key executives and employees. These factors are not necessarily all the important factors that could affect us.  Other unpredictable or unknown factors could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements.  All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.  We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits

99.1 Cleansing Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foresight Energy LP

By:	Foresight Energy GP LLC,
its general partner

By:	/s/ Robert D. Moore
Robert D. Moore
Chairman of the Board, President and Chief Executive Officer
Date: June 30, 2020

4